Exhibit 99(a)

News Release

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary: Trustco Bank	NASDAQ -- TRST

Contact:  Kevin T. Timmons
Vice President/Treasurer
(518) 381-3607

Executive Snapshot:

•	Continued strong financial results:
o	Fourth quarter 2013:
▪	Net income up 8.4% from the fourth quarter of 2012
▪	Diluted EPS up 7.7%
▪	Return on average assets (ROA) rose 3 basis points to 0.94%
▪	Return on average equity (ROE) rose 90 basis points to 11.78%
▪	Efficiency ratio improved 96 basis points to 52.15%
▪	Net interest margin improved 3 basis points to 3.15% versus the third quarter

o	Full year 2013:
▪	Net income up 6.1% from 2012
▪	Diluted EPS up 5.5%
▪	ROA rose 3 basis points to 0.90%
▪	ROE rose 45 basis points to 11.15%
▪	Paid $24.8 million in cash dividends

•	Continued expansion of customer base:
o	Focus on capitalizing on the opportunities presented by expanded branch franchise
o	Deposits per branch grew from $27.6 million at year-end 2012 to $28.3 million at year-end 2013
o	Average core deposits grew $192 million from 2012 to 2013

•	Asset quality improvement:
o	Non-performing assets (NPAs) fell $9.3 million to $52.1 million at year-end 2013
o	NPAs to total assets improved from 1.41% to 1.15%
o	Net charge-offs (NCOs) declined to $7.2 million for 2013 from $12.8 million in 2012
o	NCOs to average loans improved from 0.50% in 2012 to 0.26% in 2013
o	The loan loss allowance coverage of annual NCOs improved from 3.7x in 2012 to 6.6x in 2013

FOR IMMEDIATE RELEASE:

TrustCo Announces Fourth Quarter Earnings Up 8.4% Over Prior Year

Glenville, New York –January 21, 2014

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced that net income rose to $10.6 million in the quarter ended December 31, 2013, up 8.4% from $9.8 million for the quarter ended December 31, 2012.  Full year net income rose 6.1% to $39.8 million for 2013 versus the prior year.

TrustCo saw continued strong loan growth in the fourth quarter of 2013.  The gains were funded by continued expansion of retail deposits, along with a shift from lower yielding investment securities, and helped boost the average yield on earning assets and the net interest margin.  Robert J. McCormick, President and Chief Executive Officer noted, "Our results for the fourth quarter of 2013 continued the progress we made in the first nine months of the year in terms of bottom line growth and in positioning our business for the future.  In addition to the gain in net income, we continue to add profitable customer relationships on both the loan and deposit sides of the Bank.  Our highly liquid balance sheet continues to allow us to fund our loan growth without having to overpay for deposits.  Our cost of interest-bearing deposits remained at just 0.38% in the fourth quarter, flat with the third quarter and down four basis points relative to the year-earlier quarter.  We look forward to 2014 with optimism, though we note that our industry continues to face challenges including an increasingly complex and burdensome regulatory environment, an economy that remains fragile and an interest rate environment that remains mixed.  We will continue to take advantage of opportunities as they are presented."

Mr. McCormick also noted "There are continued economic improvements in the markets in which we operate, particularly Florida, although unemployment and other persistent issues continue to constrain any significant economic growth. Our long-term focus on traditional lending criteria and conservative balance sheet management has enabled us to maintain a strong balance sheet and continued profitability.  As a result, we have been able to focus on conducting business, which has significantly enhanced our reputation and put us in a position to take advantage of changes in market and competitive conditions."

Return on average assets and return on average equity were 0.94% and 11.78%, respectively for the fourth quarter of 2013, compared to 0.91% and 10.88% for the fourth quarter of 2012.  Diluted earnings per share were $0.112 for the fourth quarter of 2013, up 7.7% from $0.104 for the fourth quarter of 2012.  For the full year, TrustCo earned $39.8 million or $0.422 per diluted share, compared to $37.5 million or $0.400 per share for 2012.

On a year-over-year basis, average loans were up $227.1 million or 8.6% in the fourth quarter of 2013, over the same period in 2012.  Average deposits were up $138.5 million for the fourth quarter of 2013 over the same period a year earlier.  Customers continued to move some funds into certificates with slightly longer maturities, which may be helpful if rates rise, without having a material impact on the current cost of funds.  For the full year, core deposits rose $192 million.  Core deposits typically represent longer term customer relationships and are generally lower cost than time deposits.  Mr. McCormick noted that, "The year-over-year growth of our loans and the shift in our deposit base reflects the long term strategic focus of the Company.

While some banks have backed away from branches, a customer friendly branch franchise continues to be the key to our long term plans.  During 2013 we celebrated the ten year anniversary of our expansion into Florida, and have made significant progress expanding loans and deposits through our branches.  We expect that trend to continue as the new branches continue to grow.  We also note we have always designed our branches to be smaller and more cost effective than those built by many of our competitors.  We have utilized open floor plans that help maximize the value of our branches.  We remain mindful that fully achieving our goals for our newer branches will take time and continued hard work.  We believe our success in growing customer relationships provides the basic building blocks that will help drive profit growth over the coming years."

Asset quality, reserve coverage of nonperforming loans (NPLs) and reserve coverage of net charge-offs all improved from December 31, 2012 to December 31, 2013.  NPLs declined to $43.4 million at December 31, 2013, compared to $52.7 million at December 31, 2012 and nonperforming assets (NPAs) declined to $52.1 million from $61.4 million over the same period.   NPLs were equal to 1.49% of total loans at year-end, compared to 1.96% a year earlier.  For the fourth quarter of 2013 the allowance for loan losses covered annualized fourth quarter net charge-offs by 7.9 times, compared to an annualized 4.9 times for the fourth quarter of 2012.  The coverage ratio, or allowance for loan losses to NPLs, was 110.0% at December 31, 2013, compared to 91.0% at December 31, 2012.  Overall, every asset quality indicator improved during the fourth quarter of 2013 relative to the fourth quarter of 2012.  The ratio of reserves to total loans was 1.64% as of December 31, 2013, compared to 1.68% at September 30, 2013.  This decline was the result of loan growth as the loan loss reserve remained at $47.7 million.  During the fourth quarter of 2013 approximately $1.6 million of NPAs were sold to a third party at a slight gain.

The net interest margin for the fourth quarter of 2013 was 3.15%, compared to 3.12% in the third quarter of 2013.

At December 31, 2013 the tangible equity ratio was 7.99% compared to 7.94% at September 30, 2013 and 8.24% at December 31, 2012.  Tangible book value per share ended the fourth quarter at $3.82 compared to $3.81 in the year-ago period.

TrustCo Bank Corp NY is a $4.5 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 139 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at December 31, 2013.

In addition, the Bank's Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services. The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss fourth quarter 2013 results will be held at 9:00 a.m. Eastern Time on January 22, 2014.  Those wishing to participate in the call may dial toll-free 1-888-317-6016.  International callers must dial + 1-412-317-6016.  A replay of the call will be available thirty days by dialing 1-877-344-7529 (1-412-317-0088 for international callers), Conference Number 10039245. The call will also be audio webcast at: https://services.choruscall.com/links/trst140122.html, and will be available for one year.

Safe Harbor Statement

All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended. The "forward-looking statements" may include statements regarding future events or performance. Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo's actual results and could cause TrustCo's actual financial performance to differ materially from that expressed in any forward-looking statement: credit risk, the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, competition, the effect of changes in financial services laws and regulations (including laws concerning taxation, banking and securities), real estate and collateral values, changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board ("FASB") or the Public Company Accounting Oversight Board; changes in local market areas and general business and economic trends and the matters described under the heading "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2012, as amended, and in our subsequent securities filings.

TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

			Three Months Ended
	12/31/13		09/30/13		12/31/12
Summary of operations
Net interest income (TE)	$34,577		34,180		33,718
Provision for loan losses	1,500		1,500		3,000
Net securities transactions	188		-		763
Noninterest income	4,660		4,414		5,398
Noninterest expense	20,891		20,688		21,150
Net income	10,629		10,252		9,806

Per common share
Net income per share:
- Basic	$0.113		0.109		0.104
- Diluted	0.112		0.109		0.104
Cash dividends	0.066		0.066		0.066
Tangible Book value at period end	3.82		3.75		3.81
Market price at period end	7.18		5.95		5.28

At period end
Full time equivalent employees	708		708		759
Full service banking offices	139		139		138

Performance ratios
Return on average assets	0.94%		0.91		0.91
Return on average equity	11.78		11.64		10.88
Efficiency (1)	52.15		51.15		53.11
Net interest spread (TE)	3.10		3.06		3.15
Net interest margin (TE)	3.15		3.12		3.21
Dividend payout ratio	58.44		60.38		63.00

Capital ratio at period end
Consolidated tangible equity to tangible assets (2)	7.99		7.94		8.24

Asset quality analysis at period end
Nonperforming loans to total loans	1.49		1.47		1.96
Nonperforming assets to total assets	1.15		1.16		1.41
Allowance for loan losses to total loans	1.64		1.68		1.79
Coverage ratio (3)	1.1	x	1.1	x	0.9	X

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(2)	The tangible equity ratio excludes $553,000 of intangibles from both equity and assets.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.

TE = Taxable equivalent.

FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Years Ended
	12/31/13	12/31/12
Summary of operations
Net interest income (TE)	$136,094	135,669
Provision for loan losses	7,000	12,000
Net securities transactions	1,622	2,161
Noninterest income	18,148	18,803
Noninterest expense	85,005	83,977
Net income	39,812	37,534

Per common share
Net income per share:
- Basic	$0.422	0.400
- Diluted	0.422	0.400
Cash dividends	0.263	0.263
Tangible Book value at period end	3.82	3.81
Market price at period end	7.18	5.28

Performance ratios
Return on average assets	0.90%	0.87
Return on average equity	11.15	10.70
Efficiency (1)	52.78	52.28
Net interest spread (TE)	3.08	3.13
Net interest margin (TE)	3.14	3.20
Dividend payout ratio	62.19	65.60

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
TE = Taxable equivalent.

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Interest and dividend income:
Interest and fees on loans	$32,658	32,166	31,639	31,481	31,776
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	586	571	627	816	1,191
State and political subdivisions	96	127	148	191	295
Mortgage-backed securities and collateralized mortgage obligations-residential	3,027	2,888	2,701	2,769	2,237
Corporate bonds	138	223	233	218	232
Small Business Administration-guaranteed participation securities	562	558	564	496	276
Mortgage-backed securities and collateralized mortgage obligations-commercial	38	39	38	29	-
Other securities	4	5	3	5	5
Total interest and dividends on securities available for sale	4,451	4,411	4,314	4,524	4,236

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	649	686	716	789	823
Corporate bonds	153	154	214	312	385
Total interest on held to maturity securities	802	840	930	1,101	1,208

Federal Reserve Bank and Federal Home Loan Bank stock	129	121	121	119	127

Interest on federal funds sold and other short-term investments	324	344	327	245	265
Total interest income	38,364	37,882	37,331	37,470	37,612

Interest expense:
Interest on deposits:
Interest-bearing checking	83	84	82	80	80
Savings	790	798	829	916	921
Money market deposit accounts	611	590	630	685	703
Time deposits	1,982	1,937	1,883	1,820	1,967
Interest on short-term borrowings	382	370	367	364	361
Total interest expense	3,848	3,779	3,791	3,865	4,032

Net interest income	34,516	34,103	33,540	33,605	33,580

Provision for loan losses	1,500	1,500	2,000	2,000	3,000
Net interest income after provision for loan losses	33,016	32,603	31,540	31,605	30,580

Noninterest income:
Trustco Financial Services income	1,276	1,317	1,287	1,421	1,815
Fees for services to customers	2,917	2,903	2,968	2,887	3,386
Net gain on securities transactions	188	-	1,432	2	763
Other	467	194	229	282	197
Total noninterest income	4,848	4,414	5,916	4,592	6,161

Noninterest expenses:
Salaries and employee benefits	8,664	7,935	7,647	8,178	8,427
Net occupancy expense	4,226	3,911	3,910	4,053	3,889
Equipment expense	1,514	1,567	1,582	1,718	1,637
Professional services	1,409	1,255	1,565	1,420	1,458
Outsourced services	1,075	1,350	1,350	1,350	1,175
Advertising expense	835	548	714	730	1,037
FDIC and other insurance	952	1,009	1,004	1,010	1,007
Other real estate expense, net	430	946	1,473	749	375
Other	1,786	2,167	2,624	2,349	2,145
Total noninterest expenses	20,891	20,688	21,869	21,557	21,150

Income before taxes	16,973	16,329	15,587	14,640	15,591
Income taxes	6,344	6,077	5,824	5,472	5,785

Net income	$10,629	10,252	9,763	9,168	9,806
Net income per Common Share:
- Basic	$0.113	0.109	0.104	0.097	0.104

- Diluted	0.112	0.109	0.104	0.097	0.104

Average basic shares (thousands)	94,347	94,228	94,204	94,068	93,824
Average diluted shares (thousands)	94,472	94,275	94,211	94,073	93,828

Note: Taxable equivalent net interest income	$34,577	34,180	33,630	33,707	33,718

CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)
	Years Ended
	12/31/2013	12/31/2012

Interest and dividend income:
Interest and fees on loans	$127,944	128,581
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	2,600	8,097
State and political subdivisions	562	1,413
Mortgage-backed securities and collateralized mortgage obligations-residential	11,385	6,697
Corporate bonds	812	2,231
Small Business Administration-guaranteed participation securities	2,180	319
Mortgage-backed securities and collateralized mortgage obligations-commercial	144	-
Other securities	17	19
Total interest and dividends on securities available for sale	17,700	18,776

Interest on held to maturity securities:
U. S. government sponsored enterprises	-	25
Mortgage-backed securities and collateralized mortgage obligations-residential	2,840	4,287
Corporate bonds	833	1,666
Total interest on held to maturity securities	3,673	5,978

Federal Reserve Bank and Federal Home Loan Bank stock	490	486

Interest on federal funds sold and other short-term investments	1,240	1,142
Total interest income	151,047	154,963

Interest expense:
Interest on deposits:
Interest-bearing checking	329	315
Savings	3,333	3,872
Money market deposit accounts	2,516	3,069
Time deposits	7,622	11,244
Interest on short-term borrowings	1,483	1,475
Total interest expense	15,283	19,975

Net interest income	135,764	134,988

Provision for loan losses	7,000	12,000
Net interest income after provision for loan losses	128,764	122,988

Noninterest income:
Trust department income	5,301	5,761
Fees for services to customers	11,675	12,290
Net gain on securities transactions	1,622	2,161
Other	1,172	752
Total noninterest income	19,770	20,964

Noninterest expenses:
Salaries and employee benefits	32,424	31,276
Net occupancy expense	16,100	15,257
Equipment expense	6,381	6,073
Professional services	5,649	6,040
Outsourced services	5,125	5,122
Advertising expense	2,827	3,841
FDIC and other insurance	3,975	3,823
Other real estate expense, net	3,598	3,216
Other	8,926	9,329
Total noninterest expenses	85,005	83,977

Income before taxes	63,529	59,975
Income taxes	23,717	22,441

Net income	$39,812	37,534

Net income per Common Share:
- Basic	$0.422	0.400

- Diluted	0.422	0.400

Average basic shares (thousands)	94,160	93,633
Average diluted shares (thousands)	94,206	93,637

Note: Taxable equivalent net interest income	$136,094	135,669

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
ASSETS:

Cash and due from banks	$46,453	45,088	40,580	39,512	55,789
Federal funds sold and other short term investments	536,591	510,561	588,252	405,262	488,227
Total cash and cash equivalents	583,044	555,649	628,832	444,774	544,016

Securities available for sale:
U. S. government sponsored enterprises	198,829	193,614	188,133	263,165	263,108
States and political subdivisions	7,758	11,199	12,159	15,265	26,457
Mortgage-backed securities and collateralized mortgage obligations-residential	532,449	534,301	504,793	612,555	518,776
Corporate bonds	10,471	53,094	53,053	59,239	26,529
Small Business Administration-guaranteed participation securities	103,029	104,863	108,665	115,464	76,562
Mortgage-backed securities and collateralized mortgage obligations-commercial	10,558	10,715	10,725	11,136	-
Other securities	660	660	660	660	660
Total securities available for sale	863,754	908,446	878,188	1,077,484	912,092

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	76,270	81,337	88,852	98,038	108,471
Corporate bonds	9,945	9,941	9,937	19,935	34,955
Total held to maturity securities	86,215	91,278	98,789	117,973	143,426

Federal Reserve Bank and Federal Home Loan Bank stock	10,500	10,500	10,500	9,632	9,632

Loans:
Commercial	223,481	212,833	216,977	212,637	219,577
Residential mortgage loans	2,338,944	2,279,064	2,205,334	2,154,188	2,126,668
Home equity line of credit	340,489	337,178	334,571	332,111	333,909
Installment loans	5,895	5,894	5,544	4,831	4,579
Loans, net of deferred fees and costs	2,908,809	2,834,969	2,762,426	2,703,767	2,684,733
Less:
Allowance for loan losses	47,714	47,722	47,589	47,658	47,927
Net loans	2,861,095	2,787,247	2,714,837	2,656,109	2,636,806

Bank premises and equipment, net	34,414	34,559	38,301	35,787	36,239
Other assets	82,430	71,728	73,757	69,998	64,402

Total assets	$4,521,452	4,459,407	4,443,204	4,411,757	4,346,613

LIABILITIES:
Deposits:
Demand	$318,456	314,660	314,985	298,243	300,544
Interest-bearing checking	611,127	591,590	591,844	579,077	560,064
Savings accounts	1,218,038	1,221,791	1,228,281	1,213,226	1,198,517
Money market deposit accounts	648,402	650,688	634,804	656,577	667,589
Certificates of deposit (in denominations of $100,000 or more)	431,008	405,575	397,707	384,559	352,734
Other time accounts	700,040	710,064	725,255	725,998	724,745
Total deposits	3,927,071	3,894,368	3,892,876	3,857,680	3,804,193

Short-term borrowings	204,162	185,226	176,325	171,019	159,846
Accrued expenses and other liabilities	28,406	25,425	25,380	22,169	23,776

Total liabilities	4,159,639	4,105,019	4,094,581	4,050,868	3,987,815

SHAREHOLDERS' EQUITY:
Capital stock	98,927	98,912	98,912	98,912	98,912
Surplus	173,144	173,408	173,897	174,386	174,899
Undivided profits	147,432	143,015	138,953	135,373	132,378
Accumulated other comprehensive income (loss), net of tax	(13,803)	(15,923)	(16,831)	(169)	1,558
Treasury stock at cost	(43,887)	(45,024)	(46,308)	(47,613)	(48,949)

Total shareholders' equity	361,813	354,388	348,623	360,889	358,798

Total liabilities and shareholders' equity	$4,521,452	4,459,407	4,443,204	4,411,757	4,346,613

Outstanding shares (thousands)	94,463	94,334	94,204	94,071	93,935

NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)

Nonperforming Assets

12/31/13	09/30/13	06/30/13	03/31/13	12/31/12
New York and other states*
Loans in nonaccrual status:
Commercial	$6,952	5,436	5,891	5,978	6,635
Real estate mortgage - 1 to 4 family	31,045	30,643	30,736	34,027	35,286
Installment	93	71	36	35	6
Total non-accrual loans	38,090	36,150	36,663	40,040	41,927
Other nonperforming real estate mortgages - 1 to 4 family	166	170	174	225	231
Total nonperforming loans	38,256	36,320	36,837	40,265	42,158
Other real estate owned	3,348	3,011	3,918	4,461	2,979
Total nonperforming assets	$41,604	39,331	40,755	44,726	45,137

Florida
Loans in nonaccrual status:
Commercial	$-	-	583	2,595	2,698
Real estate mortgage - 1 to 4 family	5,137	5,406	6,022	7,013	7,820
Installment	-	-	-	1	1
Total non-accrual loans	5,137	5,406	6,605	9,609	10,519
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	5,137	5,406	6,605	9,609	10,519
Other real estate owned	5,381	6,816	6,427	5,406	5,726
Total nonperforming assets	$10,518	12,222	13,032	15,015	16,245

Total
Loans in nonaccrual status:
Commercial	$6,952	5,436	6,474	8,573	9,333
Real estate mortgage - 1 to 4 family	36,182	36,049	36,758	41,040	43,106
Installment	93	71	36	36	7
Total non-accrual loans	43,227	41,556	43,268	49,649	52,446
Other nonperforming real estate mortgages - 1 to 4 family	166	170	174	225	231
Total nonperforming loans	43,393	41,726	43,442	49,874	52,677
Other real estate owned	8,729	9,827	10,345	9,867	8,705
Total nonperforming assets	$52,122	51,553	53,787	59,741	61,382

Quarterly Net Chargeoffs
12/31/13	09/30/13	06/30/13	03/31/13	12/31/12
New York and other states*
Commercial	$176	585	49	248	152
Real estate mortgage - 1 to 4 family	1,194	1,215	1,885	1,563	1,410
Installment	(2)	25	13	15	72
Total net chargeoffs	$1,368	1,825	1,947	1,826	1,634

Florida
Commercial	$(1)	(502)	(1)	99	(18)
Real estate mortgage - 1 to 4 family	138	41	123	344	810
Installment	3	3	-	-	12
Total net chargeoffs	$140	(458)	122	443	804

Total
Commercial	$175	83	48	347	134
Real estate mortgage - 1 to 4 family	1,332	1,256	2,008	1,907	2,220
Installment	1	28	13	15	84
Total net chargeoffs	$1,508	1,367	2,069	2,269	2,438

Asset Quality Ratios
12/31/13	09/30/13	06/30/13	03/31/13	12/31/12
Total nonperforming loans(1)	$43,393	$41,726	43,442	49,874	52,677
Total nonperforming assets(1)	52,122	51,553	53,787	59,741	61,382
Total net chargeoffs(2)	1,508	1,367	2,069	2,269	2,438

Allowance for loan losses(1)	47,714	47,722	47,589	47,658	47,927

Nonperforming loans to total loans	1.49%	1.47%	1.57%	1.84%	1.96%
Nonperforming assets to total assets	1.15%	1.16%	1.21%	1.35%	1.41%
Allowance for loan losses to total loans	1.64%	1.68%	1.72%	1.76%	1.79%
Coverage ratio(1)	110.0%	114.4%	109.5%	95.6%	91.0%
Annualized net chargeoffs to average loans(2)	0.21%	0.20%	0.29%	0.34%	0.37%
Allowance for loan losses to annualized net chargeoffs(2)	7.9	x	8.7	x	6.0	x	5.3	x	4.9	x

* Includes New York, New Jersey, Vermont and Massachusetts.
(1) At period-end
(2) For the period ended

DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY-
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands)	Three months ended			Three months ended
(Unaudited)	December 31, 2013			December 31, 2012
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$197,755	586	1.18%	$370,086	1,191	1.29%
Mortgage backed securities and collateralized mortgage obligations-residential	543,856	3,027	2.23	480,382	2,237	1.86
State and political subdivisions	8,577	149	6.96	30,619	425	5.55
Corporate bonds	28,689	138	1.92	35,640	232	2.59
Small Business Administration-guaranteed participation securities	111,859	562	2.01	54,678	276	2.02
Mortgage backed securities and collateralized mortgage obligations-commercial	11,004	38	1.39	-	-	0.00
Other	523	4	3.06	660	5	3.03

Total securities available for sale	902,263	4,504	2.00	972,065	4,366	1.80

Federal funds sold and other short-term Investments	522,461	324	0.25	427,298	265	0.25

Held to maturity securities:
Corporate bonds	9,943	153	6.19	35,013	385	4.40
Mortgage backed securities and collateralized mortgage obligations-residential	78,821	649	3.29	114,647	823	2.87

Total held to maturity securities	88,764	802	3.62	149,660	1,208	3.23

Federal Reserve Bank and Federal Home Loan Bank stock	10,500	129	4.91	9,632	127	5.27

Commercial loans	215,124	2,766	5.14	216,787	2,917	5.38
Residential mortgage loans	2,306,591	26,771	4.64	2,087,003	25,804	4.95
Home equity lines of credit	339,281	2,954	3.45	331,441	2,905	3.49
Installment loans	5,653	175	12.26	4,274	158	14.68

Loans, net of unearned income	2,866,649	32,666	4.55	2,639,505	31,784	4.81

Total interest earning assets	4,390,637	38,425	3.50	4,198,160	37,750	3.59

Allowance for loan losses	(48,393)			(48,312)
Cash & non-interest earning assets	122,386			146,482

Total assets	$4,464,630			$4,296,330

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$587,854	83	0.06%	$532,579	80	0.06%
Money market accounts	649,574	611	0.37	669,201	703	0.42
Savings	1,219,178	790	0.26	1,184,601	921	0.31
Time deposits	1,123,671	1,982	0.70	1,085,054	1,967	0.72

Total interest bearing deposits	3,580,277	3,466	0.38	3,471,435	3,671	0.42
Short-term borrowings	189,754	382	0.80	161,816	361	0.89

Total interest bearing liabilities	3,770,031	3,848	0.40	3,633,251	4,032	0.44

Demand deposits	313,174			283,528
Other liabilities	23,469			21,006
Shareholders' equity	357,956			358,545

Total liabilities and shareholders' equity	$4,464,630			$4,296,330

Net interest income , tax equivalent		34,577			33,718

Net interest spread			3.10%			3.15%

Net interest margin (net interest income
to total interest earning assets)			3.15%			3.21%

Tax equivalent adjustment		(61)			(138)

Net interest income		34,516			33,580

(dollars in thousands)	Year ended			Year ended
(Unaudited)	December 31, 2013			December 31, 2012
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$221,028	2,600	1.18%	$568,425	8,097	1.42%
Mortgage backed securities and collateralized mortgage obligations-residential	545,487	11,385	2.09	334,616	6,697	2.00
State and political subdivisions	12,845	862	6.71	35,435	2,012	5.68
Corporate bonds	46,049	812	1.76	68,182	2,231	3.27
Small Business Administration-guaranteed participation securities	109,913	2,180	1.98	15,707	319	2.03
Mortgage backed securities and collateralized mortgage obligations-commercial	10,420	144	1.38	-	-	0.00
Other	625	17	2.72	660	19	2.88

Total securities available for sale	946,367	18,000	1.90	1,023,025	19,375	1.89

Federal funds sold and other short-term Investments	502,136	1,240	0.25	461,495	1,142	0.25

Held to maturity securities:
U. S. government sponsored enterprises	-	-	0.00	1,048	25	2.43
Corporate bonds	14,011	833	5.95	39,570	1,666	4.21
Mortgage backed securities and collateralized mortgage obligations-residential	90,360	2,840	3.14	131,092	4,287	3.27

Total held to maturity securities	104,371	3,673	3.52	171,710	5,978	3.48

Federal Reserve Bank and Federal Home Loan Bank stock	10,266	490	4.77	9,425	486	5.16

Commercial loans	214,756	11,210	5.22	230,539	12,486	5.42
Residential mortgage loans	2,216,346	104,646	4.72	2,017,230	104,028	5.16
Home equity lines of credit	335,409	11,452	3.41	321,299	11,551	3.60
Installment loans	5,152	666	12.93	3,915	598	15.28

Loans, net of unearned income	2,771,663	127,974	4.62	2,572,983	128,663	5.00

Total interest earning assets	4,334,803	151,377	3.49	4,238,638	155,644	3.67

Allowance for loan losses	(48,452)			(49,148)
Cash & non-interest earning assets	136,042			143,303

Total assets	$4,422,393			$4,332,793

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$578,531	329	0.06%	$515,062	315	0.06%
Money market accounts	650,324	2,516	0.39	649,452	3,069	0.47
Savings	1,218,655	3,333	0.27	1,115,151	3,872	0.35
Time deposits	1,113,473	7,622	0.68	1,251,846	11,244	0.90

Total interest bearing deposits	3,560,983	13,800	0.39	3,531,511	18,500	0.52
Short-term borrowings	180,275	1,483	0.82	152,982	1,475	0.96

Total interest bearing liabilities	3,741,258	15,283	0.41	3,684,493	19,975	0.54

Demand deposits	302,437			278,179
Other liabilities	21,719			19,441
Shareholders' equity	356,979			350,680

Total liabilities and shareholders' equity	$4,422,393			$4,332,793

Net interest income , tax equivalent		136,094			135,669

Net interest spread			3.08%			3.13%

Net interest margin (net interest income
to total interest earning assets)			3.14%			3.20%

Tax equivalent adjustment		(330)			(681)

Net interest income		135,764			134,988

Non-GAAP Financial Measures Reconciliation

Tangible book value per share and tangible equity as a percentage of tangible assets at period end are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders' equity and total assets, respectively. We calculate tangible book value per share by dividing tangible equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing shareholders' equity by common shares outstanding. We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to recurring revenue.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, which we refer to below as recurring expense, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on securities from this calculation, which we refer to below as recurring revenue.  We believe that this provides one reasonable measure of core expenses relative to core revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share and efficiency ratio to the underlying GAAP numbers is set forth below.

Non-GAAP Financial Measures Reconciliation

(dollars in thousands, except per share amounts)
(Unaudited)
	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12
Tangible Book Value Per Share

Equity	$361,813	354,388	348,623	360,889	358,798
Less: Intangible assets	553	553	553	553	553
Tangible equity	361,260	353,835	348,070	360,336	358,245

Shares outstanding	94,463	94,334	94,204	94,071	93,935
Tangible book value per share	3.82	3.75	3.69	3.83	3.81
Book value per share	3.83	3.76	3.70	3.84	3.82

Tangible Equity to Tangible Assets
Total Assets	4,521,452	4,459,407	4,443,204	4,411,757	4,346,613
Less: Intangible assets	553	553	553	553	553
Tangible assets	4,520,899	4,458,854	4,442,651	4,411,204	4,346,060

Tangible Equity to Tangible Assets	7.99%	7.94%	7.83%	8.17%	8.24%
Equity to Assets	8.00%	7.95%	7.85%	8.18%	8.25%

	3 Months Ended					Years Ended
Efficiency Ratio	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	12/31/13	12/31/12

Net interest income (fully taxable equivalent)	$34,577	34,180	33,630	33,707	33,718	136,094	135,669
Non-interest income	4,848	4,413	5,916	4,592	6,161	19,770	20,964
Less: Net gain on securities	188	-	1,432	2	763	1,622	2,161
Recurring revenue	39,237	38,593	38,114	38,297	39,116	154,242	154,472

Total Noninterest expense	20,891	20,688	21,869	21,557	21,150	85,005	83,977
Less: Other real estate expense, net	430	946	1,473	749	375	3,598	3,216
Recurring expense	20,461	19,742	20,396	20,808	20,775	81,407	80,761

Efficiency Ratio	52.15%	51.15%	53.51%	54.33%	53.11%	52.78%	52.28%